                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, the Chief Financial Officer of Metallurg, Inc. ("Metallurg"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 ("Form 10-Q"), filed concurrently herewith by Metallurg, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Metallurg.


Date: November 10, 2003

                                      /s/ Barry C. Nuss
                              -----------------------------------
                              Barry C. Nuss
                              Senior Vice President and Chief Financial Officer